                                                                    Exhibit 10.4

                                                               EXECUTION VERSION


                                 AMENDMENT NO. 6
                         TO SALE AND SERVICING AGREEMENT

                  Amendment No. 6 to the Sale and Servicing Agreement, dated as of November 5, 2004 (this "Amendment"), among ABFS Balapointe, Inc, as depositor (the "Depositor"), HomeAmerican Credit, Inc., d/b/a Upland Mortgage ("Upland"), American Business Mortgage Services, Inc. ("ABMS" together with Upland, the "Originators"), and American Business Credit, Inc. (the "Servicer"), ABFS Mortgage Loan Warehouse Trust 2003-1, as trust (the "Trust"), American Business Financial Services, Inc., as sponsor (the "Sponsor"), JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee"), JPMorgan Chase Bank, as collateral agent (the "Collateral Agent") and JPMorgan Chase Bank, as note purchaser (the "Note Purchaser").

                                    RECITALS

                  The Depositor, the Originators, the Servicer, the Trust, the Sponsor, the Indenture Trustee and the Collateral Agent are parties to that certain Sale and Servicing Agreement, dated as of September 22, 2003 as amended by Amendment No. 1 to the Sale and Servicing Agreement, dated as of May 12, 2004, Amendment No. 2 to the Sale and Servicing Agreement, dated as of June 24, 2004, Amendment No. 3 to the Sale and Servicing Agreement, dated as of June 30, 2004, Amendment No. 4 to the Sale and Servicing Agreement, dated as of September 16, 2004 and Amendment No. 5 to the Sale and Servicing Agreement, dated as of September 30, 2004 (the "Existing Sale Agreement"; as amended by this Amendment, the "Sale Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in Appendix I to the Sale Agreement.

                  The Depositor, the Originators, the Servicer, the Trust, the Sponsor, the Indenture Trustee and the Collateral Agent have agreed, subject to the terms and conditions of this Amendment, that the Existing Sale Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Sale Agreement.

                  Accordingly, the Depositor, the Originators, the Servicer, the Trust, the Sponsor, the Indenture Trustee and the Collateral Agent hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Sale Agreement is hereby amended, as follows:

                  SECTION 1. Definitions. Appendix I of the Existing Sale Agreement is hereby amended by deleting the definitions of "Aged Loan" "Commitment Term", "Maximum Note Balance", "Mortgage Loan Base" and "Portfolio Composition Criteria" in their entirety and replacing them with the following language:

                  "Aged Loan": A Mortgage Loan secured by a first lien that is pledged under the Indenture more than 30 days from the Transfer Date.

                  "Commitment Term": That period of time commencing on the date hereof and continuing until the earlier of (i) December 3, 2004, and (ii) the date upon which the Obligations are declared to be, or become, due and payable in full in accordance with Article X or Section 5.02 of the Indenture.

                  "Maximum Note Balance": That period of time (i) commencing on November 5, 2004 until and including November 11, 2004, $90,000,000; (ii) commencing on November 12, 2004 until and including November 18, 2004, $80,000,000; (iii) commencing on November 19, 2004 until and including November 25, 2004, $70,000,000; and (iv) commencing on November 26, 2004 until and including December 3, 2004, $60,000,000.

                  "Mortgage Loan Base": Shall mean:

                  (a) with respect to fixed-rate Eligible Mortgage Loans, other than Second Lien Mortgage Loans, 90% of the least of: (1) the net cash amount paid for the Eligible Mortgage Loan, (2) the Principal Balance of the Mortgage Loan or (3) the Market Value for such Mortgage Loan.

                  (b) with respect to adjustable-rate Eligible Mortgage Loans, other than Second Lien Mortgage Loans, 88% of the least of: (1) the net cash amount paid for the Eligible Mortgage Loan, (2) the Principal Balance of the Mortgage Loan, or (3) the Market Value of such Mortgage Loan.

                  (c) with respect to Second Lien Mortgage Loans, 75% of the least of: (1) the net cash amount paid for the Second Lien Mortgage Loan, (2) the Principal Balance of the Mortgage Loan, or (3) the Market Value of such Mortgage Loan.

                  "Portfolio Composition Criteria": As of any date of determination with respect to any subcategory of Mortgage Loans, the maximum percentage (as measured by the Principal Balance as of such date) of the category set forth opposite such subcategory in the table set forth below that, as of such determination, have been pledged to the Indenture Trustee on behalf of the Note Purchaser under the Indenture and not released pursuant to the provisions thereof, that may be represented by such product category, as set forth below:

-------------------------------------------------------------- -------------------------------------------------------

PRODUCT                                                        MAXIMUM PERCENTAGE, CATEGORY
-------------------------------------------------------------- -------------------------------------------------------
Mortgage Loans with an LTV in excess of 80%                    50% of the Outstanding Note Principal Balance
-------------------------------------------------------------- -------------------------------------------------------
Mortgage Loans with a credit grade of C                        15% of the Outstanding Note Principal Balance
-------------------------------------------------------------- -------------------------------------------------------
Mortgage Loans with a CLTV in excess of 90%                    10% of the Outstanding Note Principal Balance
-------------------------------------------------------------- -------------------------------------------------------
Mortgage Loans Delinquent in payment more than                 5% of the Outstanding Note Principal Balance
30 days and less than 60 days
-------------------------------------------------------------- -------------------------------------------------------
Mortgage Loans that are Manufactured Housing                   3% of the Outstanding Note Principal Balance
Loans with a Principal Balance up to $150,000
-------------------------------------------------------------- -------------------------------------------------------
Jumbo Mortgage Loans                                           30% of the Outstanding Note Principal Balance
-------------------------------------------------------------- -------------------------------------------------------
Super Jumbo Mortgage Loans other than on the last              5% of the Outstanding Note Principal Balance
three (3) Business Days and first five (5) Business
Days of each month
-------------------------------------------------------------- -------------------------------------------------------

-------------------------------------------------------------- -------------------------------------------------------

PRODUCT                                                        MAXIMUM PERCENTAGE, CATEGORY
-------------------------------------------------------------- -------------------------------------------------------
Super Jumbo Mortgage Loans for the last three (3)              10% of the Outstanding Note Principal Balance
Business  Days and first five (5) Business Days of
each month
-------------------------------------------------------------- -------------------------------------------------------
Jumbo Mortgage Loans and Super Jumbo Mortgage                  30% of the Outstanding Note Principal Balance
-------------------------------------------------------------- -------------------------------------------------------
Second Lien Mortgage Loans                                     10% of the Outstanding Note Principal Balance
-------------------------------------------------------------- -------------------------------------------------------
Wet-Ink Mortgage Loans                                         $60,000,000 of the Outstanding Note Principal Balance
-------------------------------------------------------------- -------------------------------------------------------
Aged Loans                                                     0% of the Outstanding Note Principal Balance
-------------------------------------------------------------- -------------------------------------------------------
Mortgage Loans secured by non Owner-Occupied Mortgage          8% of the Outstanding Note Principal Balance
Property
-------------------------------------------------------------- -------------------------------------------------------

                  In addition to the foregoing: (a) the maximum weighted average LTV for all adjustable rate Mortgage Loans shall be 85%; (b) the maximum weighted average LTV for all fixed rate Mortgage Loans shall be 83%; and (c) the minimum weighted FICO score of all Mortgage Loans shall be 610.

                  SECTION 2. Conditions Precedent. This Amendment shall become effective on November 5, 2004 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

                  2.1 Delivered Documents. On the Amendment Effective Date, the Collateral Agent shall have received the following documents, each of which shall be satisfactory to the Collateral Agent in form and substance:

                  (a) this Amendment, executed and delivered by duly authorized officers of the parties hereto;

                  (b) that certain warehouse facility in favor of any Originator or any Affiliate thereof with Fortress Investment Group LLC in an amount of at least $100,000,000 and for a term of at least one year, executed and delivered by duly authorized officers of the parties thereto, and

                  (c) such other documents as the Collateral Agent or counsel to the Collateral Agent may reasonably request.

                  2.2 Payment of Fees. On the Amendment Effective Date, (i) attorneys' fees shall have been paid to Buyer's counsel either by payment or by authorized debit in connection with this Amendment in an amount equal to $2,500 and (ii) fees shall have been paid to Buyer either by payment or by authorized debit in connection with this Amendment in an amount equal to $50,000.

                  SECTION 3. Representations and Warranties. Each of the Depositor, Originators, the Trust, the Servicer, the Sponsor and the Indenture Trustee hereby represents and warrants to the Collateral Agent that it is in compliance with all the terms and provisions set forth in the Existing Sale Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms each of their respective representations and warranties contained in Article III of the Existing Sale Agreement.

                  SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Sale Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                  SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                  SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

                            [SIGNATURE PAGE FOLLOWS]




































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



                  IN WITNESS WHEREOF, the Servicer, the Trust, the Indenture Trustee, the Collateral Agent, the Originators, the Subservicers and the Depositor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                            ABFS BALAPOINTE, INC., as Depositor



                                            By:  /s/ Jeffrey M. Ruben
                                               ---------------------------------
                                               Name:  Jeffrey M. Ruben
                                               Title: Executive Vice President


                                            AMERICAN BUSINESS FINANCIAL
                                               SERVICES, INC., as the Sponsor



                                            By:  /s/ Anthony J. Santilli
                                               ---------------------------------
                                                Name:  Anthony J. Santilli
                                                Title: Chairman, CEO & President


                                            HOMEAMERICAN CREDIT, INC. D/B/A
                                               UPLAND MORTGAGE, as an Originator
                                               and a Subservicer



                                            By:  /s/ Jeffrey M. Ruben
                                               ---------------------------------
                                                Name:  Jeffrey M. Ruben
                                                Title: Executive Vice President

                                            ABFS MORTGAGE LOAN WAREHOUSE
                                               TRUST 2003-1


                                            By: WILMINGTON TRUST COMPANY, not
                                               in its individual capacity but
                                               solely as Owner Trustee



                                            By: /s/ Roseline K. Maney
                                               ---------------------------------
                                               Name:  Roseline K. Maney
                                               Title: Vice President


                                            AMERICAN BUSINESS CREDIT, INC., as
                                               an Originator and the Servicer



                                            By:  /s/ Beverly Santilli
                                               ---------------------------------
                                               Name:  Beverly Santilli
                                               Title: President


                                            AMERICAN BUSINESS MORTGAGE
                                               SERVICES, INC., as an Originator
                                               and a Subservicer



                                            By:  /s/ Jeffrey M. Ruben
                                               ---------------------------------
                                               Name:  Jeffrey M. Ruben
                                               Title: Executive Vice President






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





                                            JPMORGAN CHASE BANK, not in its
                                               individual capacity but solely as
                                               Indenture Trustee



                                            By:  /s/ Melissa Wilman
                                               ---------------------------------
                                               Name:  Melissa Wilman
                                               Title: Vice President


                                            JPMORGAN CHASE BANK, not in its
                                               individual capacity but solely as
                                               Collateral Agent



                                            By:  /s/ Michael W. Nicholson
                                               ---------------------------------
                                               Name:  Michael W. Nicholson
                                               Title: Senior Vice President


                                            Acknowledged and Agreed:
                                            -----------------------



                                            JPMORGAN CHASE BANK, as Note
                                               Purchaser, 100% Noteholder and
                                               Lender



                                            By:  /s/ Michael W. Nicholson
                                               ---------------------------------
                                               Name:  Michael W. Nicholson
                                               Title: Senior Vice President






                                       -3-